Rule 497(e)
                                       Securities Act File No. 33-58125
                                       Investment Company Act No. 811-07261

                                  PROSPECTUS
                 March 1, 1996, As Revised November 12th, 1996

                             WARBURG PINCUS TRUST

                   [*] INTERNATIONAL EQUITY PORTFOLIO
                   [*] POST-VENTURE CAPITAL PORTFOLIO
                   [*] SMALL COMPANY GROWTH PORTFOLIO

             Warburg Pincus Trust shares are not available directly to individual investors but may be offered only through certain insurance products and pension and retirement plans.

Prospectus                                                   November 12, 1996

Warburg Pincus Trust (the 'Trust') is an open-end management investment company that currently offers four investment funds, three of which are offered pursuant to this Prospectus (the 'Portfolios'):

International Equity Portfolio seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers. International investment entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See 'Risk Factors and Special Considerations.'

Post-Venture Capital Portfolio seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, an investment in the Portfolio involves certain risks and may not be appropriate for all investors.

Small Company Growth Portfolio seeks capital growth by investing in equity securities of small-sized domestic companies.
Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ('Participating Insurance Companies') for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, 'Variable Contracts') and (ii) tax-qualified pension and retirement plans ('Plans'), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. A Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolios that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about each Portfolio, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC') and is available for reference, along with other related materials, on the SEC Internet Web site (http://www.sec.gov). The Statement of Additional Information is also available upon request and without charge by calling Warburg Pincus Funds at (800) 369-2728. The Statement of Additional Information, as amended from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

Shares of the Fund are not deposits or obligations of or guaranteed or endorsed by any bank, and shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investments in shares of the Fund involve investment risks, including the possible loss of principal amount invested.
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        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
         OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
            OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                     THE CONTRARY IS A CRIMINAL OFFENSE.
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

THE TRUST'S EXPENSES
__________________________________________________________


                                         International    Post-Venture     Small Company
                                            Equity           Capital          Growth
                                           Portfolio        Portfolio        Portfolio
                                        ---------------  ---------------  ---------------
Shareholder Transaction Expenses
   Maximum Sales Load Imposed on
    Purchases
    (as a percentage of offering
    price)............................             0                0                0
Annual Fund Operating Expenses
 (as a percentage of average net
 assets)
   Management Fees....................          0.27%            0.64%            0.67%
   12b-1 Fees.........................             0                0                0
   Other Expenses.....................          1.17%             .76%            0.58%
                                                  --               --               --
   Total Portfolio Operating Expenses
    (after fee waivers and expense
    reimbursements)...................          1.44%*           1.40%**          1.25%*
   Example
   You would pay the following
      expenses
      on a $1,000 investment, assuming
      (1) 5% annual return
      and (2) redemption at the end of
      each time period:
   1 year.............................     $      15        $      14        $      13
   3 years............................     $      46        $      44        $      40

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 * Management Fees, Other Expenses and Total Portfolio Operating Expenses for
   the International Equity and Small Company Growth Portfolios are based on actual expenses for the fiscal period ended December 31, 1995, net of any fee waivers or expense reimbursements. Without such waivers or reimbursements, Management Fees would have equalled 1.00% and .90%, Other Expenses would have equalled 1.21% and .60% and Total Portfolio Operating Expenses would have equalled 2.21% and 1.50% for the International Equity and Small Company Growth Portfolios, respectively.

** Absent the waiver of fees by the Post-Venture Capital Portfolio's investment adviser and co-administrator, Management Fees for the Post-Venture Capital Portfolio would equal 1.25%; Other Expenses would equal .81%; and Total Portfolio Operating Expenses would equal 2.06%. Other Expenses for the Post-Venture Capital Portfolio are based on annualized estimates of expenses for the fiscal year ending December 31, 1996, net of any fee waivers or expense reimbursements. The investment adviser has undertaken to limit the Post-Venture Capital Portfolio's Total Portfolio Operating Expenses through December 31, 1996; there is no assurance that this undertaking will continue.
                            ---------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. The table does not reflect additional charges and expenses which are, or may be, imposed under the Variable Contracts or Plans; such charges and expenses are described in the prospectus of the sponsoring Participating Insurance Company separate account or in the Plan documents or other informational materials supplied by Plan sponsors. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
__________________________________________________________
(for a share outstanding throughout each period)

  The following information for the fiscal period ended December 31, 1995 has been derived from information audited by Coopers & Lybrand L.L.P., independent auditors, whose report dated February 13, 1996 appears in the Statement of Additional Information. Further information about the performance of the International Equity and Small Company Growth Portfolios is contained in the Trust's annual report, dated December 31, 1995, copies of which may be obtained without charge by calling the Trust at (800) 369-2728.

INTERNATIONAL EQUITY PORTFOLIO

                            For the Period
                             June 30, 1995
                           (Commencement of
                              Operations)
                                through
                           December 31, 1995
                           -----------------

Net Asset Value,
 Beginning of Period.....      $   10.00
                                  ------
 Income from Investment
   Operations
 Net Investment Income...            .03
 Net Gain on Securities
   and Foreign Currency
   Related Items
   (both realized and
   unrealized)...........            .70
                                  ------
 Total from Investment
   Operations............            .73
                                  ------
 Less Distributions
 Dividends (from net
   investment income)....           (.01)
 Distributions in Excess
   of Net Investment
   Income................           (.07)
                                  ------
 Total Distributions.....           (.08)
                                  ------
Net Asset Value, End of
 Period..................      $   10.65
                                  ------
                                  ------
Total Return.............           7.30%`D'
Ratios/Supplemental Data
Net Assets, End of Period
 (000s)..................      $  64,537
Ratios to Average Daily
 Net Assets:
 Operating expenses......           1.44%*
 Net investment income...            .48%*
 Decrease reflected in
   above operating
   expense ratio due to
waivers/reimbursements...            .77%*
Portfolio Turnover
 Rate....................          16.49%*

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* Annualized.
`D' Non-annualized.

SMALL COMPANY GROWTH PORTFOLIO

                              For the
                              Period
                           June 30, 1995
                           (Commencement
                                of
                            Operations)
                              through
                           December 31,
                               1995
                           -------------

Net Asset Value,
 Beginning of Period.....    $   10.00
                                ------
 Income from Investment
   Operations
 Net Investment Loss.....         (.01)
 Net Gain on Securities
   (both realized and
   unrealized)...........         2.52
                                ------
 Total from Investment
   Operations............         2.51
                                ------
 Less Distributions
 Dividends (from net
   investment income)....          .00
 Distributions (from
   capital gains)........          .00
                                ------
 Total Distributions.....          .00
                                ------
Net Asset Value, End of
 Period..................    $   12.51
                                ------
                                ------
Total Return.............        25.10%`D'
Ratios/Supplemental Data
Net Assets, End of Period
 (000s)..................    $  97,445
Ratios to Average Daily
 Net Assets:
 Operating expenses......         1.25%*
 Net investment loss.....         (.36)%*
 Decrease reflected in
   above operating
   expense ratio due to
waivers/reimbursements...          .25%*
Portfolio Turnover
 Rate....................        67.57%*

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* Annualized.
`D' Non-annualized.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------
  Each Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that any Portfolio will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Portfolios may make.

  International Equity Portfolio. The International Equity Portfolio's investment objective is to seek long-term capital appreciation. The Portfolio is a diversified investment fund that pursues its investment objective by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Warburg, Pincus Counsellors, Inc., the Portfolios' investment adviser ('Warburg'), have their principal business activities and interests outside the United States. The Portfolio will ordinarily invest substantially all of its assets -- but no less than 65% of its total assets -- in common stocks, warrants and securities convertible into or exchangeable for common stocks. Generally the Portfolio will hold no less than 65% of its total assets in at least three countries other than the United States. The Portfolio intends to be widely diversified across securities of many corporations located in a number of foreign countries. Warburg anticipates, however, that the Portfolio may from time to time invest a significant portion of its assets in a single country such as Japan, which may involve special risks. See 'Risk Factors and Special Considerations -- Japanese Investments' below. In appropriate circumstances, such as when a direct investment by the International Equity Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the '1940 Act'), invest in the securities of closed-end investment companies that invest in foreign securities.

  The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets. Investment may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.

  Post-Venture Capital Portfolio. Because of the nature of the Post-Venture Capital Portfolio's investments and certain strategies it may use, such as investing in Private Funds (as defined below), an investment in the Portfolio should be considered only for the aggressive portion of an investor's portfolio and may not be appropriate for all investors.

  The investment objective of the Post-Venture Capital Portfolio is to seek long-term growth of capital. The Portfolio is a diversified portfolio that pursues its investment objective by investing primarily in equity securities of companies considered by Warburg, Pincus Counsellors, Inc., the Portfolio's investment adviser ('Warburg'), to be in their post-venture capital stage. Although the Portfolio may invest up to 10% of its assets in venture capital and other investment funds, the Portfolio is not designed primarily to provide venture capital financing. Rather, under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of 'post-venture capital companies.' A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. The investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ('IPO'), whichever is later, will have been made within ten years prior to the Portfolio's purchase of the company's securities.

  Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average or the Fortune 500. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.

  Warburg has experience in researching smaller companies, companies in the early stages of development and venture capital-financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 250 of the larger domestic venture capital funds. Ms. Dater and Mr. Lurito have managed post-venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for institutions. The Portfolio will invest in securities of post-venture capital companies that are traded on a national securities exchange or in an organized over-the-counter market.

  Private Fund Investments. Up to 10% of the Post-Venture Capital Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment funds ('Private Funds') that themselves invest in equity or debt securities of (a) companies in the venture capital or post-venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, L.P., the Portfolio's sub-investment adviser with respect to Private Funds ('Abbott'), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Portfolio's investments in Private Funds offers individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although the Portfolio's investments in Private Funds are limited to a maximum of 10% of the Portfolio's assets, these investments are highly speculative and volatile and may produce gains or losses in this portion of the Portfolio that exceed those of the Portfolio's other holdings and of more mature companies generally.

  Because Private Funds generally are investment companies for purposes of the 1940 Act, the Portfolio's ability to invest in them will be limited. In addition, Portfolio shareholders will remain subject to the Portfolio's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and will involve the risks described under 'Risk Factors and Special Considerations -- Non-Publicly Traded Securities; Rule 144A Securities.' In valuing the Portfolio's holdings of interests in Private Funds, the Portfolio will be relying on the most recent reports provided by Abbott and by the Private Funds themselves prior to calculation of the Portfolio's net asset value. These reports, which are provided on an infrequent basis, often depend on the subjective valuations of the managers of the Private Funds and, in addition, would not generally reflect positive or negative subsequent developments affecting companies held by the Private Fund. See 'Net Asset Value.' Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's Investors Service, Inc. ('Moody's') or D by Standard & Poor's Ratings Services ('S&P'). For a discussion of the risks of investing in below investment grade debt, see 'Risk Factors and Special Considerations -- Lower Rated Securities' below and 'Investment Policies -- Below Investment Grade Debt Securities' in the Statement of Additional Information. For a discussion of the possible tax consequences of investing in foreign Private Funds, see 'Additional Information Concerning Taxes -- Investment in Passive Foreign Investment Companies' in the Statement of Additional Information.

  The Post-Venture Capital Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of net assets.

  Other Strategies. The Post-Venture Capital Portfolio may invest up to 35% of its assets in exchange-traded and over-the-counter securities that do not meet the definition of post-venture capital companies without regard to market capitalization. Up to 10% of the Portfolio's assets may be invested, directly or through Private Funds, in securities of issuers engaged at the time of purchase in 'special situations,' such as a restructuring or recapitalization; an acquisition, consolidation, merger or tender offer; a change in corporate control or investment by a venture capitalist.

  To attempt to reduce risk, the Post-Venture Capital Portfolio will diversify its investments over a broad range of issuers operating in a variety of industries. The Portfolio may hold securities of companies of any size, and will not limit capitalization of companies it selects to invest in. However, due to the nature of the venture capital to post-venture cycle, the Portfolio anticipates that the average market capitalization of companies in which it invests will be less than $1 billion at the time of investment. Although the Portfolio will invest primarily in U.S. companies, up to 20% of the Portfolio's assets may be invested in securities of issuers located in any foreign country. Equity securities in which the Portfolio will invest are common stock, preferred stock, warrants, securities convertible into or exchangeable for common stock and partnership interests. The Portfolio may engage in a variety of strategies to reduce risk or seek to enhance return, including engaging in short selling (see 'Certain Investment Strategies').

  Small Company Growth Portfolio. The Small Company Growth Portfolio's investment objective is to seek capital growth. The Portfolio is a non-diversified investment fund that pursues its investment objective by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies (i.e., companies having stock market capitalizations of between $25 million and $1 billion at the time of purchase) that represent attractive opportunities for capital growth. It is anticipated that the Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Small companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.

  The Portfolio may also invest in securities of emerging growth companies, which can be either small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value.

PORTFOLIO INVESTMENTS
--------------------------------------------
  Investment Grade Debt. The International Equity Portfolio may invest up to 35%, and each of the Post-Venture Capital and Small Company Growth Portfolios may invest up to 20%, of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.

  When Warburg believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements. When such a defensive posture is warranted, the International Equity Portfolio may also invest temporarily without limit in foreign investment grade debt obligations and in other securities of U.S. companies.

  Money Market Obligations. Each Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and, for temporary defensive purposes, may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

  Repurchase Agreements. The Portfolios may enter into repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which each Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, each Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio, Warburg or the Portfolios' co-administrator, PFPC, Inc. ('PFPC'). As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administrative fees and other expenses with respect to assets so invested.

  U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Portfolio may invest include: direct obligations of the U.S. Treasury, obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.

  Convertible Securities. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------
  Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Portfolios' investments, see 'Portfolio Investments' beginning at page 9 and 'Certain Investment Strategies' beginning at page 14.

  Japanese Investments. The International Equity Portfolio may from time to time have a large position in Japanese securities and, as a result, would be subject to general economic and political conditions in Japan. Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of its large trade surpluses Japan has entered a difficult phase in its relations with certain trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.

  The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States.

  Japan has a parliamentary form of government. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms on the economy cannot be predicted. For additional information, see 'Investment
Policies -- Japanese Investments' in the Statement of Additional Information.

  Emerging Growth and Small Companies. Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, may be more volatile. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small- and medium-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Securities of issuers in 'special situations' also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in 'special situations' include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control. Although investing in securities of emerging growth companies or 'special situations' offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in either the Post-Venture Capital Portfolio or the Small Company Growth Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in better-known, larger companies.

  Non-Publicly Traded Securities; Rule 144A Securities. The Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the 1933 Act ('Rule 144A Securities'). A Rule 144A Security will be considered illiquid and therefore subject to each Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolio in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.

  Non-publicly traded securities (including Rule 144A Securities and, with respect to the Post-Venture Capital Portfolio, interests in Private Funds) may involve a high degree of business and financial risk and may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

  Lower-Rated Securities. Private Fund investments of the Post-Venture Capital Portfolio may hold lower-rated and comparable unrated securities. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

  The market value of securities in lower rating categories is more volatile than that of higher quality securities. In addition, the Post-Venture Capital Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Post-Venture Capital Portfolio's ability to dispose of particular issues and may make it more difficult for the Post-Venture Capital Portfolio to obtain accurate market quotations for purposes of valuing the Post-Venture Capital Portfolio and calculating its net asset value.

  Non-Diversified Status. The Small Company Growth Portfolio is classified as non-diversified under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Portfolio will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. Being non-diversified means that the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------
  A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Portfolio. The Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. It is not possible to predict the Portfolios' turnover rates. However, it is anticipated that no Portfolio's annual turnover rate should exceed 100%. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information.

  All orders for transactions in securities or options on behalf of a Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolios' distributor ('Counsellors Securities'). A Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------
  Although there is no intention of doing so during the coming year, each Portfolio is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed-delivery, (ii) lending portfolio securities and (iii) entering into reverse repurchase agreements and dollar rolls. Each Portfolio may engage in options or futures transactions for the purpose of hedging against a decline in value of its portfolio holdings or to generate income to offset expenses or increase return. Such transactions that are not considered hedging should be considered speculative and may serve to increase the Portfolio's investment risk. Detailed information concerning these strategies and their related risks is contained below and in the Statement of Additional Information.

  Foreign Securities. The International Equity Portfolio will ordinarily hold no less than 65% of its total assets in foreign securities, and each of the Post-Venture Portfolio and the Small Company Growth Portfolio may invest up to 20% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.

  Options, Futures and Currency Transactions. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of a Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. Transactions that are not considered hedging should be considered speculative and may serve to increase a Portfolio's investment risk. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. A Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the National Association of Securities Dealers, Inc. and by the Code.

  Securities and Stock Index Options. Each Portfolio may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. Each Portfolio may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ('OTC') options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Portfolio may also utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.

  Futures Contracts and Commodity Options. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although a Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a Portfolio's assets that may be at risk with respect to futures activities.

  Currency Exchange Transactions. Each Portfolio will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

  Hedging Considerations. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. Each Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.

  Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out an option or futures position without incurring substantial losses, if at all. A Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

  Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Portfolio maintain cash or certain liquid securities or other assets that are acceptable as collateral to the appropriate regulatory authority in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

  Short Selling. The Post-Venture Capital Portfolio may from time to time sell securities short. A short sale is a transaction in which the Portfolio sells borrowed securities in anticipation of a decline in the market price of the securities. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The current market value of the securities sold short will not exceed 10% of the Portfolio's assets.

  When the Post-Venture Capital Portfolio makes a short sale, the proceeds it receives from the sale are retained by a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

  The Post-Venture Capital Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or U.S. government securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or U.S. government securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

  The extent to which the Post-Venture Capital Portfolio may make short sales may be limited by Code requirements for qualification as a regulated investment company. See 'Dividends, Distributions and Taxes' for other tax considerations applicable to short sales.

  Short Sales Against the Box. Each Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' will be entered into by the Portfolio for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will generally be held by the broker until the settlement date when the Portfolio delivers securities to close out its short position. Although prior to delivery the Portfolio will have to pay an amount equal to any dividends paid on the securities sold short, the Portfolio will receive the dividends from the securities sold short or the dividends from the preferred stock or interest from the debt securities convertible or exchangeable into the securities sold short, plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. The Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

INVESTMENT GUIDELINES
--------------------------------------------
  Each Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. In addition, up to 5% of each Portfolio's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years, and up to an additional 5% of its net assets may be invested in warrants. Each Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------
  Investment Adviser. The Trust employs Warburg as investment adviser to each Portfolio and, with respect to the Post-Venture Capital Portfolio, Abbott as its sub-investment adviser. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of each Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio and, with respect to the Post-Venture Capital Portfolio, supervises the activities of Abbott. Warburg also employs a support staff of management personnel to provide services to the Portfolios and furnishes each Portfolio with office space, furnishings and equipment. Abbott, in accordance with the investment objective and policies of the Post-Venture Capital Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in interests in Private Funds on behalf of the Portfolio and assists in administrative functions relating to investments in Private Funds.

  For the services provided by Warburg, the International Equity and the Small Company Growth Portfolios pay Warburg a fee calculated at an annual rate of 1.00% and .90%, respectively, of the relevant Portfolio's average daily net assets. For the services provided by Warburg, the Post-Venture Capital Portfolio pays Warburg a fee calculated at an annual rate of 1.25% of the Fund's average daily net assets out of which Warburg pays Abbott for sub-advisory services. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by a Portfolio.

  Warburg is a professional investment counselling firm which provides investment services to investment endowment funds, foundations and other institutions and individuals. As of July 31, 1996, Warburg managed approximately $16.8 billion of assets, including approximately $9.2 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ('EMW') controls Warburg through its ownership of a class of voting preferred stock of Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.

  Abbott. Abbott, which was founded in 1986, is an independent specialized investment firm with assets under management of approximately $3 billion. Abbott is a registered investment adviser which concentrates on venture capital, buyout and special situations partnership investments. Abbott's management team provides full-service private equity programs to clients. Raymond L. Held, Stanley E. Pratt and Gary H. Solomon are the general partners of Abbott and Thaddeus I. Gray, CFA is a limited partner of Abbott. Messrs. Held, Pratt, Solomon and Gray are also the investment managers of Abbott. The principal business address of Abbott and Mr. Pratt is 50 Rowes Wharf, Suite 240, Boston, Massachusetts 02110-3328 and that of Messrs. Held, Solomon and Gray is 1330 Avenue of the Americas, Suite 2800, New York, New York 10019.

  For tax and other business purposes, the partners of Abbott plan to merge Abbott with and into, or transfer all of the assets of Abbott to, a newly formed Delaware limited liability company ('Abbott LLC'), with Abbott LLC to survive and assume all of the liabilities of Abbott as part of the transaction. This transaction, which is expected to occur before May 31, 1997 and is subject to certain contingencies, will not involve any material change in the management, ownership, personnel, operations or activities of Abbott. The present partners of Abbott will be members of Abbott LLC and will hold officerships and other positions in Abbott LLC carrying responsibilities generally commensurate with their present responsibilities. Pursuant to a new sub-advisory agreement, Abbott LLC, as successor to Abbott, will perform the services then being performed by Abbott. The new sub-advisory agreement will be substantially identical to the current sub-advisory agreement among Warburg, the Trust and Abbott, except for the change of the service provider from Abbott to Abbott LLC.

  Portfolio Managers. The portfolio manager of the International Equity Portfolio is Richard H. King, who has been the Portfolio's manager since inception. Mr. King has been a managing director of EMW since 1989. From 1984 until 1988 he was chief investment officer and a director at Fiduciary Trust Company International S.A. in London, with responsibility for all international equity management and investment strategy. From 1982 to 1984 he was a director in charge of Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank.

  Nicholas P.W. Horsley, P. Nicholas Edwards, Harold W. Ehrlich and Vincent McBride are associate portfolio managers and research analysts of the International Equity Portfolio. Mr. Horsley is a senior vice president of Warburg and has been with Warburg since 1993, before which time he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Edwards has been with Warburg since August 1995, before which time he was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Ehrlich is a senior vice president of Warburg and has been with Warburg since February 1995, before which time he was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Mr. McBride has been with Warburg since 1994. Prior to joining Warburg, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. From 1989 to 1992 he was a portfolio manager/analyst at United Jersey Bank.

  The portfolio managers of the Post-Venture Capital and Small Company Growth Portfolios are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater is a senior managing director of EMW and has been a portfolio manager of Warburg since 1978. Mr. Lurito is a managing director of EMW and has been with Warburg since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc.

  Robert S. Janis and Christopher M. Nawn, vice presidents of Warburg, are associate portfolio managers and research analysts for the Post-Venture Capital Portfolio. Mr. Janis has been with Warburg since October 1994, before which time he was a vice president and senior research analyst at U.S. Trust Company of New York. Mr. Nawn has been with Warburg since September 1994, before which time he was a senior sector analyst and portfolio manager at the Dreyfus Corporation.

  Raymond L. Held and Gary H. Solomon, investment managers and general partners of Abbott, manage the Post-Venture Capital Portfolio's investments in Private Funds. Abbott also acts as sub-investment adviser for the Warburg Pincus Post-Venture Capital Fund.

  Co-Administrators. The Portfolios employ Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ('Counsellors Service'), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolios and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.

  The Trust employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp. ('PFPC'), as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation the International Equity Portfolio pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million. Each of the Post-Venture Capital and Small Company Growth Portfolio pays PFPC a fee calculated at an annual rate of .10% of each Portfolio's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion, in each case exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

  Custodians. PNC Bank, National Association ('PNC'), serves as custodian of each Portfolio's U.S. assets. State Street Bank and Trust Company ('State Street') serves as international custodian of the International Equity and Small Company Growth Portfolios' non-U.S. assets. Fiduciary Trust

Company International ('Fiduciary') serves as custodian of the Post-Venture Capital Portfolio's non-U.S. assets. PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. Fiduciary's principal business address is Two World Trade Center, New York, New York 10048.

  Transfer Agent. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolios. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

  Distributor. Counsellors Securities serves without compensation as distributor of the shares of the Portfolios. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.

  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may pay Participating Insurance Companies and Plans or their affiliates or entities that provide services to them ('Service Organizations') with whom it enters into agreements up to .35% (the 'Service Fee') of the annual average value of accounts maintained by such Organizations with a Portfolio. A portion of the Service Fee may be borne by a Portfolio as a transfer agency fee. In addition, a Service Organization may directly or indirectly pay a portion of this Service Fee to a Portfolio's custodian or transfer agent for costs related to accounts of the Service Organizations' clients or customers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.

  Warburg or its affiliates may, at their own expense, provide promotional incentives to qualified recipients who support the sale of shares of a Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of a Portfolio's shares.

  Trustees and Officers. The officers of the Trust manage each Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for each Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES IN THE PORTFOLIOS
---------------------------------------------------
  Individual investors may not purchase or redeem shares of a Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select a Portfolio as an investment option for a Variable Contract or Plan.

  Purchases. All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by a Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of a Portfolio on any day that the Portfolio calculates its net asset value (a 'business day'). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange Inc. (the 'NYSE') (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of a Portfolio during the morning of the next business day. These orders are executed at the net asset value (described below under 'Net Asset Value') computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to a Portfolio.

  Plan participants may invest in shares of a Portfolio through their Plan by directing the Plan trustee to purchase shares for their account. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.

  Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's opinion, they are of a size that would disrupt the management of a Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.

  Redemptions. Shares of a Portfolio may be redeemed on any business day. Redemption orders which are received by a Participating Insurance Company or Plan or its agent prior to the close of regular trading on the NYSE on any business day and transmitted to the Trust or its specified agent during the morning of the next business day will be processed at the net asset value computed at the close of regular trading on the NYSE on the previous business day. Redemption proceeds will normally be wired to the Participating Insurance Company or Plan the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------
  Dividends and Distributions. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. Each Portfolio declares dividends from its net investment income annually. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.

  Taxes. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.

  Each Portfolio intends to qualify each year as a 'regulated investment company' within the meaning of the Code. Each Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).

  Because shares of the Portfolios may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gain distributions from a Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.

  Special Tax Matters Relating to the International Equity
Portfolio. Dividends and interest received by the International Equity Portfolio may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders will bear the cost of foreign tax withholding in the form of increased expenses to the Portfolio, but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Portfolio by reason of the tax-deferred status of Variable Contracts.

  Special Tax Matters Relating to the Post-Venture Capital Portfolio. Certain provisions of the Code may require that a gain recognized by the Post-

Venture Capital Portfolio upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Portfolio upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Portfolio held the securities used to close the short sale. The Portfolio's use of short sales may also affect the holding periods of certain securities held by the Portfolio if such securities are 'substantially identical' to securities used by the Portfolio to close the short sale. The Portfolio's short selling activities will not result in unrelated business taxable income to a tax-exempt investor.

  Internal Revenue Service Requirements. Each Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------
  Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes every day.

  The net asset value per share of each Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.

  Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value.

  With respect to the Post-Venture Capital Portfolio, investments in Private Funds will initially be valued at cost and, thereafter, will be valued in accordance with periodic reports received by Abbott from the Private Funds (generally quarterly). Because the issuers of securities held by Private Funds are generally not subject to the reporting requirements of the federal securities laws, interim changes in value of underlying holdings of Private Funds will not generally be reflected in the Portfolio's net asset value. However, Warburg will report to the Board information about certain holdings of Private Funds that, in its judgment, could have a material impact on the valuation of a Private Fund. The Board will take these reports into account in valuing Private Funds.

  Securities, options and futures contracts for which market quotations are not readily available and other assets, including, with respect to the Post-Venture Capital Portfolio, Private Funds, will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------
  From time to time, each Portfolio may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).

  Total returns quoted for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of each Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.

  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of a Portfolio's return over a longer market cycle. Each Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

  Investors should note that return figures are based on historical earnings and are not intended to indicate future performance. The Statement of

Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling (800) 369-2728.

  In reports or other communications to investors or in advertising material, a Portfolio or a Participating Insurance Company or Plan sponsor may describe general economic and market conditions affecting the Portfolio. Performance may be compared with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the International Equity Portfolio, with the Morgan Stanley Capital International Europe, Australia and Far East ('EAFE') Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.) and the S&P 500 Index, in the case of the Post-Venture Capital and Small Company Growth Portfolios, the Russell 2000 Small Stock Index and the S&P 500 Index and, in the case of the Post-Venture Capital Portfolio only, with the Venture Capital 100 Index, all of which are unmanaged indexes; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Post-Venture Capital Portfolio may also make comparisons using data and indexes compiled by the National Venture Capital Association, Venture-One and Private Equity Analysts Newsletter and similar organizations and publications. A Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Business Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes, Business Week, Mutual Fund Magazine, Morningstar, Inc. and Financial Times.

  In reports or other communications to investors or in advertising, each Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render periodic updates of Portfolio activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. The Post-Venture Capital Portfolio may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Portfolio may also discuss the continuum of risk and return relating to different investments and the potential impact of foreign securities on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, each Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

GENERAL INFORMATION
--------------------------------------------------
  Trust Organization. The Trust was organized on March 15, 1995 under the laws of The Commonwealth of Massachusetts as a 'Massachusetts business trust.' The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of four series have been authorized, three of which constitute the interests in the Portfolios. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.

  Voting Rights. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.

  Conflicts of Interest. Each Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including Participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in a Portfolio may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in one or both Portfolios. As a result, a Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of a Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of a Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.

  Shareholder Communications. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolios may be obtained by calling the Trust at (800) 369-2728.

  Since the prospectuses of the Portfolios are combined in this single Prospectus, it is possible that a Portfolio may become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to the other Portfolio.
                             -------------------
  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information or the Portfolios' official sales literature in connection with the offering of shares of the Portfolios, and if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer of the shares of the Portfolios in any state in which, or to any person to whom, such offer may not lawfully be made.

                              TABLE OF CONTENTS

The Trust's Expenses......................................          2
Financial Highlights......................................          3
Investment Objectives and Policies........................          5
Portfolio Investments.....................................          9
Risk Factors and Special Considerations...................         11
Portfolio Transactions and Turnover Rate..................         14
Certain Investment Strategies.............................         14
Investment Guidelines.....................................         19
Management of the Portfolios..............................         19
How to Purchase and Redeem Shares in the Portfolios.......         24
Dividends, Distributions and Taxes........................         25
Net Asset Value...........................................         26
Performance...............................................         27
General Information.......................................         29


                              [LOGO]

               P.O. Box 9030, Boston, MA 02205-9030

                           800-369-2728

                                                         WPTRU-1-1196

                     STATEMENT OF ADDITIONAL INFORMATION

                  March 1, 1996, As Revised November 12, 1996

                            WARBURG PINCUS TRUST

                       International Equity Portfolio
                       Post-Venture Capital Portfolio
                       Small Company Growth Portfolio

               P.O. Box 9030, Boston, Massachusetts 02205-9030
                    For information, call (800) 369-2728

                                  Contents

                                                                           Page

Investment Objectives.........................................................2
Investment Policies...........................................................2
Management of the Trust......................................................30
Additional Purchase and Redemption Information...............................37
Additional Information Concerning Taxes......................................38
Determination of Performance.................................................40
Independent Accountants and Counsel..........................................42
Miscellaneous................................................................43
Financial Statements.........................................................43
Appendix -- Description of Ratings..........................................A-1
Statement of Assets and Liabilities.........................................B-5


                  This Statement of Additional Information is meant to be read in conjunction with the Prospectus of Warburg Pincus Trust (the "Trust"), dated March 1, 1996, as revised November 12, 1996, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. The Trust currently offers four managed investment funds, three of which, the International Equity Portfolio, the Post-Venture Capital Portfolio and the Small Company Growth Portfolio (together the "Portfolios" and each a "Portfolio") are described in this Statement of Additional Information. Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating  Insurance Companies")  for allocation  to certain  of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (together "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Portfolio should be made solely upon the information contained herein. Copies of the Trust's Prospectus and information regarding each of the Portfolios' current performance may be obtained by calling the

Trust at (800) 369-2728 or by writing to the Trust, P.O. Box 9030, Boston, Massachusetts 02205-9030.


                            INVESTMENT OBJECTIVES

                  The investment objective of the International Equity Portfolio is long-term capital appreciation. The investment objective of the Post-Venture Capital Portfolio is long-term growth of capital. The investment objective of the Small Company Growth Portfolio is capital growth.

                             INVESTMENT POLICIES

                  The following policies supplement the descriptions of each Portfolio's investment objective and policies in the Prospectus.

Options, Futures and Currency Exchange Transactions

                  Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

                  Each Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Portfolio as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

                  In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which the Portfolios may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options  written by a Portfolio will normally have  expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Portfolios' investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their  expirations,  put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Portfolio would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust or a Portfolio and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

                  Stock Index Options. Each Portfolio may purchase and write exchange-listed and OTC put and call options on stock indexes. The aggregate value of the securities underlying the options on stock indexes written by a Portfolio, determined as of the date the options are sold, when added to the value of the securities underlying the options on securities written by the Portfolio, may not exceed 25% the Portfolio's net assets. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options  on stock  indexes  are  similar  to  options on stock except that (i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

                  Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

                  Futures Activities. Each Portfolio may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

                  A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. Although each Portfolio is limited in the amount of assets it may invest in futures transactions (as described above and in the Prospectus), there is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities. The ability of the Portfolio to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations.
Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

                  Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency,  interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.
Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, a Portfolio may purchase currency put options. If the value of the currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

                  In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

                  A Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Portfolio of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectus, each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Portfolio on securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or certain liquid securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

                  For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Investment Practices

                  Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.

                  Foreign Currency Exchange. Since the International Equity Portfolio will, and the Post-Venture Capital (up to 20% of its total assets) and Small Company Growth Portfolios may, be investing in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Transactions" above.

                  Information. The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC.

Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

                  Political Instability. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Portfolio to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on a Portfolio's liquidity, the Portfolios will avoid investing in countries which are known to experience settlement delays which may expose the Portfolios to unreasonable risk of loss.

                  Increased Expenses. The operating expenses of the International Equity Portfolio can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

                  General. In general, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Japanese Investments (International Equity Portfolio). From time to time depending on current market conditions, the Portfolio may invest a significant portion of its assets in Japanese securities. Like any investor in Japan, the Portfolio will be subject to general economic and political conditions in the country. In addition to the considerations discussed above, these include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

                  THE INFORMATION SET FORTH IN THIS SECTION HAS BEEN EXTRACTED FROM VARIOUS GOVERNMENTAL PUBLICATIONS AND OTHER SOURCES. THE TRUST MAKES NO REPRESENTATION AS TO THE ACCURACY OF THE INFORMATION, NOR HAS THE TRUST ATTEMPTED TO VERIFY IT. IN SOME CASES, CURRENT INFORMATION IS NOT PRESENTED AND MAY VARY SUBSTANTIALLY FROM THE HISTORICAL DATA SHOWN. FURTHERMORE, NO REPRESENTATION IS MADE THAT ANY CORRELATION EXISTS BETWEEN JAPAN OR ITS ECONOMY IN GENERAL AND THE PERFORMANCE OF THE INTERNATIONAL EQUITY PORTFOLIO.

                  Economic Background. Over the past 30 years Japan has experienced significant economic development. During the era of high economic growth in the 1960's and early 1970's the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970's Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Moreover, since the mid-1980's Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. On January 17, 1995, the Great Hanshin Earthquake severely damaged Kobe, Japan's largest container port. The government has announced a $5.9 billion plan to repair the port and estimated that damage to the region equals $120 billion. However, the long-term economic effects of the earthquake on the Japanese economy as a whole and on the Portfolio's investments cannot be predicted.

                  Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. Oil prices therefore have a major impact on the domestic economy, as is evidenced by the current account deficits triggered by the two oil crises of the 1970's. Oil prices have declined mainly due to a worldwide easing of demand for crude oil. The stabilized price of oil contributed to Japan's sizable current account surplus and stability of wholesale and consumer prices since 1981. While Japan is working to reduce its dependence on foreign materials, its lack of natural resources poses a significant obstacle to this effort.

                  International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Japan's trade surplus has increased dramatically in recent years, exceeding $100 billion per year since 1991 and reaching a record high of $145 billion in 1994. In 1995, however, the trade surplus decreased due to a drop in exports. The reduced exports are due primarily to the strength of the yen and the impact of threatened U.S. trade sanctions. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses resulting therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest. The United States and Japan have engaged in "economic framework" negotiations to help raise United States' share in Japanese markets and reduce Japan's current account surplus but progress in the negotiations has been hampered by recent political upheaval in Japan. On June 28, 1995, the United States agreed not to impose trade sanctions in return for a modest commitment by Japan to buy more American cars and auto parts. Any trade sanctions imposed upon Japan by the United States as a result of the current friction or otherwise could adversely impact Japan and the Portfolio's investments there.

                  The following table sets forth the composition of Japan's trade balance, as well as other components of its current account, for the years shown.

                               CURRENT ACCOUNT
                                    Trade

    Year        Exports        Imports       Trade Balance     Current
    ----        -------        -------       -------------     Balance
                                                               -------
                         (U.S. dollars in millions)

    1989        269,570        192,653            76,917        57,157
    1990        280,374        216,846            63,528        35,761
    1991        306,557        203,513           103,044        72,901
    1992        330,850        198,502           132,348       117,551
    1993        351,292        209,778           141,514       131,448
    1994        384,176        283,232           145,944       129,140

Source:  Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan

                  Economic Trends. The following tables set forth Japan's gross domestic product, wholesale price index and consumer price index for the years shown.


                         GROSS DOMESTIC PRODUCT (GDP)

                         1994       1993        1992      1991         1990       1989
                         ----       ----        ----      ----         ----       ----
GDP (yen billions)     469,149    465,972     463,145    451,297     424,537     396,197
 (Expenditures)
Change in GDP
 from Preceding
 Year
 Nominal terms           0.7%       0.6%        2.6%      6.3%         7.2%       6.7%
 Real Terms              0.5%      -0.2%        1.1%      4.3%         4.8%       4.7%

Source:  Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan

                           WHOLESALE PRICE INDEX

                                                             Change from
                                     All                      Preceding
             Year                 Commodities                    Year
             ----                 -----------                -----------
                                 (Base year: 1990)

             1989                      98.0                       2.5
             1990                     100.0                       2.0
             1991                      99.4                     (0.6)
             1992                      97.8                     (1.6)
             1993                      95.0                     (2.9)
             1994                      93.0                     (2.1)


Source: Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan



                           CONSUMER PRICE INDEX

                                                       Change from
               Year               General             Preceding Year
               ----               -------             --------------
                             (Base Year: 1990)

               1989                 97.0                   2.3
               1990                100.0                   3.1
               1991                103.3                   3.3
               1992                105.0                   1.6
               1993                106.4                   1.3
               1994                107.1                   0.7


Source: Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan

           Securities Markets. There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange is by far the largest, followed by the Osaka Stock Exchange and the Nagoya Stock Exchange. These exchanges divide the market for domestic stocks into two sections, with newly listed companies and smaller companies assigned to the Second Section and larger companies assigned to the First Section.

                  The  following   table  sets  forth  the  number  of  Japanese
companies listed on the three major Japanese stock exchanges as of the end of 1994.

                     NUMBER OF LISTED DOMESTIC COMPANIES

              Tokyo                  Osaka                Nagoya
        -----------------       ---------------       ---------------
         1st         2nd        1st        2nd        1st        2nd
         Sec.        Sec.       Sec.       Sec.       Sec.       Sec.
        1,235        454        855        344        431        129


Source:  Tokyo Stock Exchange, Fact Book 1995

                  The following table sets forth the trading volume and value of Japanese stocks on the eight Japanese stock exchanges for the years shown.

           STOCK TRADING VOLUME & VALUE ON ALL STOCK EXCHANGES
                  (shares in millions; yen in billions)

             Year                     Volume            Value
             ----                     ------            -----
             1989.........            256,296        (Y)386,395
             1990.........            145,837           231,837
             1991.........            107,844           134,160
             1992.........             82,563            80,456
             1993.........            101,173           106,123
             1994.........            105,937           114,622

Source:  Tokyo Stock Exchange, Fact Book 1995; Tokyo Stock Exchange New York

                  Securities Indexes. The Tokyo Stock Price Index ("TOPIX") is a composite index of all common stocks listed on the First Section of the Tokyo Stock Exchange. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

                  The following table sets forth the high, low and year-end TOPIX for the years shown.

                                 TOPIX

                         (January 4, 1968=100)

Year                      Year-end              High            Low
----                      --------              ----            ---

1989                      2,881.37            2,884.80        2,364.33
1990                      1,733.83            2,867.70        1,523.43
1991                      1,714.68            2,028.85        1,638.06
1992                      1,307.66            1,763.43        1,102.50
1993                      1,439.31            1,698.67        1,250.06
1994                      1,559.09            1,712.73        1,445.97

Source:  Tokyo Stock Exchange, Fact Book 1995

         U.S. Government Securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

         Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and
(iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

         Lending of Portfolio Securities. A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 20% of the Portfolio's total assets taken at value. A Portfolio will not lend portfolio securities to affiliates of Warburg unless it has applied for and received specific authority
to   do   so   from   the   SEC.   Loans   of   portfolio  securities  will  be
collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the
current market  value of  the loaned   securities.   Any gain  or loss  in  the
market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a
Portfolio may return  a part of  the interest   earned from the   investment of
collateral   received  for  securities  loaned  to  the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

         By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not an investment objective of the Portfolios, income received could be used to pay a Portfolio's expenses and would increase its total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.

         When-Issued Securities and Delayed-Delivery Transactions. Each Portfolio may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

         When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. government securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure  that the  value of the  account  remains  equal to the  amount
of the  Portfolio's  commitment.   It may be expected that the Portfolio's  net
assets  will  fluctuate   to a greater  degree   when it sets aside   portfolio
securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it
relies on the other party to consummate   the trade.  Failure of the seller  to
do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         American, European and Continental Depositary Receipts. The assets of a Portfolio may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

         Short Sales "Against the Box." In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Portfolio may engage in a short sale if at the time of the short sale the Portfolio owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or qualified sub-custodian.

         The Portfolios do not intend to engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when a Portfolio wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

         Warrants. Each Portfolio may invest up to 5% of net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by a Portfolio as part of a unit or attached to securities at the time of purchase). Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered
more  speculative   than certain other types  of  investments.   Also, the value
of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

         Non-Publicly Traded and Illiquid Securities. A Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below) and, with respect to the Post-Venture Capital Portfolio, Private Funds (as defined in the Prospectus). Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limits on the purchase of illiquid securities unless the Board or its delegates determines that the 144A securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Borrowing. Each Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

                  Below Investment Grade Securities (Post-Venture Capital Portfolio). The Post-Venture Capital Portfolio may invest in below investment grade convertible debt and preferred securities and it is not required to dispose of securities downgraded below investment grade subsequent to acquisition  by the  Portfolio.  Although  the  Portfolio  may  invest  only  in investment grade non-convertible debt securities (as described in the Prospectus), securities held by Private Funds (as described in the Prospectus) may be rated below investment grade. While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  The market for medium- and lower-rated and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

                  Certain of these  securities  may be  difficult  to dispose of because there may be a thin trading market. Because there is no establishing retail secondary market for many of these securities, it is anticipated that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and
the  ability  to  dispose  of  particular   issues  when   necessary to meet the
liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult to obtain accurate market quotations for purposes of valuation and calculation of net asset value.

                  The market value of securities in medium- and lower-rated categories is more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Post-Venture Capital Portfolio's net asset value. The Portfolio will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. Additional expenses may be incurred to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Recent adverse publicity regarding lower-rated securities may have depressed the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.


                  Private Funds (Post-Venture Capital Portfolio). Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the Post-Venture Capital Portfolio's portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Portfolio will have no control.

                  Interests in the Private Funds in which the Post-Venture Capital Portfolio may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Portfolio may invest may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Fund's net asset value calculations. Private Funds in which the Portfolio invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage.

                  Securities of Small Companies (Post-Venture Capital Portfolio). The Post-Venture Capital Portfolio's investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of smaller companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

                  Special Situation Companies (Post-Venture Capital and Small Company Growth Portfolios). The Post-Venture Capital and Small Company Growth Portfolios' investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general.

                  Each  Portfolio may invest (with  respect to the  Post-Venture
Capital Portfolio, up to 10% of its assets, directly or indirectly) in the securities of "special situation companies" involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. The Portfolio believes, however, that if Warburg analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Portfolio may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time the Portfolio makes its investment will be consummated under the terms and within the time period contemplated.

                  Non-Diversified Status (Small Company Growth Portfolio). The Small Company Growth Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

Other Investment Limitations

         The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 through 17 may be changed by a vote of the Board at any time.

         A Portfolio may not:

         1. Borrow money except that the Portfolio may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 30% of the value of the Portfolio's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

         2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

         3. For the International Equity Capital Portfolio and the Post-Venture Capital Portfolio only, purchase the securities of any issuer, if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

         4. Make loans, except that the Portfolio may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

         5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

         6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

         7. For the International Equity Capital Portfolio and the Small Company Growth Portfolio only, make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

         8. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

         9. Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

         10. Issue any senior security except as permitted in these investment limitations.

         11. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

         12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

         13. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

         14. Purchase or retain securities of any company if, to the knowledge of the Trust, any of the Portfolio's officers or Trustees or any officer or director of Warburg individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

         15. Invest more than 15% of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

         16. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets.

         17. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

                  General.   If  a  percentage   restriction   (other  than
the percentage limitation set forth in investment restriction No. 1, above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

Portfolio Valuation

                  The Prospectus discusses the time at which the net asset value of each Portfolio is determined for purposes of sales and redemptions. The following is a description of the procedures used by each Portfolio in valuing its assets.

                  Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to debt obligations with 60 days or less remaining to maturity. In determining the market value of portfolio investments, the Portfolio may employ outside organizations (a "Pricing Service") which may use a matrix formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Portfolio will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Private Funds (Post-Venture Capital Portfolio). Private Funds are initially valued at cost (i.e., the actual dollar amount invested). Thereafter, Private Funds are valued at the prices set forth in periodic reports received by Abbott Capital Management, L.P., the Portfolio's sub-investment adviser ("Abbott"), from the Private Funds. These reports are generally made quarterly. Neither Abbott nor the Portfolio will monitor interim changes in the value of portfolio holdings of the Private Funds. As a result, these changes will not be taken into account by the Portfolio in calculating its net asset value.

                  Trading  in  securities  in  certain   foreign   countries  is
completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Portfolios' calculation of net asset value, in which case an adjustment may be made by the Board or its delegates. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

                  Warburg is responsible for establishing,  reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. With respect to the Post-Venture Capital Portfolio, Private Funds may be purchased directly from the issuer or may involve a broker or placement agent. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. With respect to the Post-Venture Capital Portfolio, purchases of Private Funds through a broker or placement agent will also involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

                  Except for the Post-Venture Capital Portfolio's investments in
Private Funds, which will be managed by Abbott, Warburg will select specific portfolio investments and effect transactions for each Portfolio and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Portfolios and its other clients and, conversely, research or other services obtained by the placement of
business  of  other   clients  may  be  useful  to  Warburg  in carrying out its obligations to the Portfolios. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. For the fiscal period ended December 31, 1995, $6,172 and $16,561 of total brokerage commissions was paid to brokers and dealers by the International Equity Portfolio and the Small Company Growth Portfolio, respectively, who provided such research and other services. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreements with the Trust are not reduced by reason of its receiving any brokerage and research services.

                  During the fiscal period ended December 31, 1995, the Trust, on behalf of the International Equity Portfolio and Small Company Growth Portfolio, paid an aggregate of approximately $224,678 and $94,028, respectively, in commissions to broker-dealers for execution of portfolio transactions. As of December 31, 1995, the International Equity Portfolio and Small Company Growth Portfolio each had outstanding a repurchase agreement in the amount of $4,060,000 and $5,775,000, respectively, with State Street Boston Securities, one of each Portfolio's regular broker-dealers and an affiliate of its transfer agent.

                  Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Warburg or, in the case of the Post-Venture Capital Portfolio, Abbott. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg or, in the case of the Post-Venture Capital Portfolio, Abbott, believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, securities to be sold or purchased for a Portfolio may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  Any portfolio transaction for a Portfolio may be executed through Counsellors Securities Inc., the Trust's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Portfolio a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies.

                  Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

Portfolio Turnover

                  The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. The Post-Venture Capital and Small Company Growth Portfolios' investments in special situation companies could result in high portfolio turnover. To the extent that its portfolio is traded for the short-term, a Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rates of the Post-Venture Capital and Small Company Growth Portfolios may be higher than mutual funds having similar objectives that do not invest in special situation companies.

                            MANAGEMENT OF THE TRUST

Officers and Board of Trustees

                  The names (and ages) of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper (62)...................................Trustee
Harvard University                                       National Intelligence Counsel Professor at Harvard
1737 Cambridge Street                                    University; Director or Trustee of Circuit City Stores,
Cambridge, Massachusetts  02138                          Inc. (retail electronics and appliances) and Phoenix
                                                         Home Life Insurance Co.

Donald J. Donahue (72)...................................Trustee
27 Signal Road                                           Chairman of Magma Copper Company
Stamford, Connecticut 06902                              from January 1987 until January 1996; Chairman and
                                                         Director of NAC Holdings from September 1990-June 1993;
                                                         Director of Chase Brass Industries, Inc. since December
                                                         1994; Director of Pioneer Companies, Inc. (chlor-alkali
                                                         chemicals) and predecessor companies since 1990 and Vice
                                                         Chairman since March 1996.

Jack W. Fritz (69).......................................Trustee
2425 North Fish Creek Road                               Private investor; Consultant
P.O. Box 483                                             and Director of Fritz
Wilson, Wyoming 83014                                    Broadcasting, Inc. and Fritz Communications (developers
                                                         and operators of radio stations); Director of Advo, Inc.
                                                         (direct mail advertising).

John L. Furth* (65)......................................Chairman of the Board and Trustee
466 Lexington Avenue                                     Vice Chairman and Director of EMW;
New York, New York 10017-3147                            Associated with E.M. Warburg, Pincus & Co., Inc. ("EMW")
                                                         since 1970; Officer of other investment companies
                                                         advised by Warburg.

Thomas A. Melfe (64).....................................Trustee
30 Rockefeller Plaza                                     Partner in the law firm of Donovan Leisure Newton &
New York, New York 10112                                 Irvine; Director of Municipal Fund for New York
                                                         Investors, Inc.

--------------------------
*  Indicates a Trustee who is an "interested person" of the Trust as defined in the 1940 Act.



Arnold M. Reichman* (48).................................Trustee and President
466 Lexington Avenue                                     Managing Director and Assistant
New York, New York 10017-3147                            Secretary of EMW; Associated with EMW *since 1984;
                                                         Senior Vice  President,
                                                         Secretary   and   Chief
                                                         Operating   Officer  of
                                                         Counsellors Securities;
                                                         Officer     of    other
                                                         investment    companies
                                                         advised by Warburg.

Alexander B. Trowbridge (67).............................Trustee
1155 Connecticut Avenue, N.W.                            President of Trowbridge Partners,
Suite 700                                                Inc. (business consulting) from
Washington, DC 20036                                     January 1990-January 1994; President of the National
                                                         Association of Manufacturers from 1980-1990; Director or
                                                         Trustee of New England Mutual Life Insurance Co., ICOS
                                                         Corporation (biopharmaceuticals), P.H.H. Corporation
                                                         (fleet auto management; housing and plant relocation
                                                         service), WMX Technologies Inc. (solid and hazardous
                                                         waste collection and disposal), The Rouse Company (real
                                                         estate development), SunResorts International Ltd.
                                                         (hotel and real estate management), Harris Corp.
                                                         (electronics and communications equipment), The Gillette
                                                         Co. (personal care products) and Sun Company Inc.
                                                         (petroleum refining and marketing).

Eugene L. Podsiadlo (39).................................Senior Vice President
466 Lexington Avenue                                     Managing Director of EMW;
New York, New York 10017-3147                            Associated with EMW since 1991; Vice President of
                                                         Citibank, N.A. from 1987-1991; Senior Vice President of
                                                         Counsellors Securities and other investment companies
                                                         advised by Warburg.

Stephen Distler (43).....................................Vice President
466 Lexington Avenue                                     Managing Director, Controller and Assistant Secretary of
New York, New York 10017-3147                            EMW; Associated with EMW since 1984; Treasurer of
                                                         Counsellors Securities; Vice President, Treasurer and
                                                         Chief Accounting Officer or Vice President and Chief
                                                         Financial

----------------------------
*  Indicates a Trustee who is an "interested person" of the Trust as defined in the 1940 Act.


                                                         Officer of other investment companies advised by
                                                         Warburg.

Eugene P. Grace (45).....................................Vice President and Secretary
466 Lexington Avenue                                     Associated with EMW since April
New York, New York 10017-3147                            1994; Attorney-at-law from September 1989-April 1994;
                                                         life insurance agent, New York Life Insurance Company
                                                         from 1993-1994; General Counsel and Secretary, Home
                                                         Unity Savings Bank from 1991-1992; Vice President and
                                                         Chief Compliance Officer of Counsellors Securities; Vice
                                                         President and Secretary of other investment companies
                                                         advised by Warburg.

Howard Conroy (42).......................................Vice President and
466 Lexington Avenue                                     Chief Financial Officer
New York, New York 10017-3147                            Associated with  EMW  since  1992; Associated  with
                                                         Martin Geller, C.P.A.  from 1990-1992; Vice
                                                         President, Finance with Gabelli/Rosenthal  &
                                                         Partners, L.P.  until 1990;  Vice  President,
                                                         Treasurer and Chief Accounting  Officer  of other
                                                         investment companies advised  by Warburg.

Daniel S. Madden, CPA (31).............................Treasurer and Chief Accounting Officer
466 Lexington Avenue                                   Associated with EMW since 1995;
New York, New York 10017-3147                          Associated with BlackRock Financial Management, Inc.  from
                                                       September 1994 to October  1996; Associated
                                                       with BEA Associates  from  April 1993 to September 1994;
                                                       Associated with Ernst & Young  LLP from 1990 to 1993.
                                                       Treasurer and Chief Accounting Officer of
                                                       other investment companies advised by Warburg.

Janna Manes (29).........................................Assistant Secretary
466 Lexington Avenue                                     Associated with EMW since 1996; Associated with the law
New York, New York 10017-3147                            firm of Willkie Farr & Gallagher from 1993-1996;
                                                         Assistant Secretary of other investment companies
                                                         advised by Warburg.

                  No employee of Warburg or PFPC Inc., the Trust's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. Each Trustee who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500 and $250 for each meeting of the Board attended by him for his services as Trustee and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Trustees' Compensation
(estimated for the fiscal year ended December 31, 1996)+

                                  Total             Total Compensation from
                            Compensation from       all Investment Companies
  Name of Director                Trust               Managed by Warburg*
  ----------------          -----------------       ------------------------
John L. Furth                     None**                     None**
Arnold M. Reichman                None**                     None**
Richard N. Cooper                 $1,500                    $48,000
Donald J. Donahue                 $1,500                    $48,000
Jack W. Fritz                     $1,500                    $48,000
Thomas A. Melfe                   $1,500                    $48,000
Alexander B. Trowbridge           $1,500                    $48,000

--------------------------
+  Estimates of future payments to be made pursuant to existing arrangements.

* Each Trustee also serves as a Director or Trustee of 21 other investment companies advised by Warburg.

** Mr. Furth and Mr. Reichman are considered to be interested persons of the Trust and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receive no compensation from the Trust or any other investment company managed by Warburg.

         As of January 31, 1996, no Trustees or officers of the Trust owned any of the outstanding shares of the Portfolios.

Portfolio Managers

                  International Equity Portfolio. Mr. Richard H. King, portfolio manager of the International Equity Portfolio, earned a B.A. degree from Durham University in England. Mr. King is also portfolio manager of Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Institutional Fund, Inc. and a co-portfolio manager of Warburg Pincus Emerging Markets Fund, the Emerging Markets Portfolio of the Trust (which is offered by a separate prospectus) and Warburg Pincus Japan OTC Fund. From 1968 to 1982, he worked at W.I. Carr Sons & Company (Overseas), a leading international brokerage firm. He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984 Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed an EAFE mutual fund (FTIT) 1985-1986 which grew from $3 million to over $100 million during this two-year period.

                  Mr. Nicholas P.W. Horsley, associate portfolio manager and research analyst of the International Equity Portfolio, is also a co-portfolio manager of Warburg Pincus Emerging Markets Fund, the Emerging Markets Portfolio of the Trust and Warburg Pincus Japan OTC Fund and an associate portfolio manager and research analyst of Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Institutional Fund, Inc. From 1981 to 1984 Mr. Horsley was a securities analyst at Barclays Merchant Bank in London, UK and Johannesburg, RSA. From 1984 to 1986 he was a senior analyst with BZW Investment Management in London. From 1986 to 1993 he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Horsley earned B.A. and M.A. degrees with honors from University College, Oxford.

                  Mr. P. Nicholas Edwards, associate portfolio manager and research analyst of the International Equity Portfolio, is also portfolio manager of Warburg Pincus Japan Growth Fund and a co-portfolio manager and research analyst of Warburg Pincus International Equity Fund and an associate portfolio manager and research analyst of the International Equity Portfolio of Warburg Pincus Institutional Fund, Inc. Prior to joining Warburg in August 1995, Mr. Edwards was a director at Jardine Fleming Investment Advisers, Tokyo. He was a vice president of Robert Fleming Inc. in New York City from 1988 to 1991. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.

                  Mr. Harold W. Ehrlich, associate portfolio manager and research analyst of the International Equity Portfolio, is also an associate portfolio manager and research analyst of Warburg Pincus Emerging Markets Fund, the Emerging Markets Portfolio of the Trust, Warburg Pincus International
Equity Fund and the International Equity Portfolio of Warburg Pincus Institutional Fund, Inc. Prior to joining Warburg, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He was a research analyst and assistant portfolio manager at Fundamental Management Corporation from 1985 to 1986 and a research analyst at First Equity Corporation of Florida from 1983 to 1985. Mr. Ehrlich earned a B.S.B.A. degree from University of Florida and earned his Chartered Financial Analyst designation in 1990.

                  Mr. Vincent J. McBride, associate portfolio manager and research analyst of the International Equity Portfolio, is also an associate portfolio manager and research analyst of Warburg Pincus Emerging Markets Fund, the Emerging Markets Portfolio of the Trust, Warburg Pincus International Equity Fund and the International Equity Portfolio of Warburg Pincus Institutional Fund, Inc. Prior to joining Warburg in 1994, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment

Corporation from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.

                  Post-Venture Capital and Small Company Growth Portfolios. Ms. Elizabeth B. Dater, co-portfolio manager of the Post-Venture Capital and Small Company Growth Portfolios is also co-portfolio manager of Warburg Pincus Emerging Growth Fund, Warburg Pincus Post-Venture Capital Fund and the Small Company Growth Portfolio of Warburg Pincus Institutional Fund, Inc., manages a post-venture capital fund and is the former director of research for Warburg's investment management activities. Prior to joining Warburg in 1978, she was a vice president of Research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's "Wall Street Week" since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

                  Mr. Stephen J. Lurito, co-portfolio manager of the Post-Venture Capital and the Small Company Growth Portfolios, is also co-portfolio manager of Warburg, Pincus Emerging Growth Fund, Warburg Pincus Post-Venture Capital Fund and the Small Company Growth Portfolio of Warburg Pincus Institutional Fund, Inc. Mr. Lurito, also the research coordinator and a portfolio manager for micro-cap equity and post-venture products, has been with Warburg since 1987. Prior to that he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and a M.B.A. from the University of Pennsylvania.

Investment Adviser and Co-Administrators

                  Warburg serves as investment adviser to each Portfolio, Abbott serves as sub-investment adviser to the Post-Venture Capital Portfolio, Counsellors Funds Service, Inc. ("Counsellors Service") serves as a co-administrator to the Trust and PFPC serves as a co-administrator to the Trust pursuant to separate written agreements (the "Advisory Agreements," the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). The services provided by, and the fees payable by the Trust to, Warburg under the Advisory Agreements, Abbott, with respect to the Post-Venture Capital Portfolio, under the Sub-Advisory Agreement, Counsellors Service under the Counsellors Service Co-Administration Agreements and PFPC under the PFPC Co-Administration Agreements are described in the Prospectus.

                  During the fiscal period ended December 31, 1995, Warburg earned $120,130 and $218,618 in investment advisory fees with respect to the International Equity Portfolio and Small Company Growth Portfolio, respectively. Warburg voluntarily waived $47,206 and $47,601, respectively, of such fees and reimbursed $39,973 and $8,512, respectively, in expenses. Counsellors Service earned $12,013 and $24,291 in co-administration fees with respect to the International Equity Portfolio and Small Company Growth Portfolio, respectively. PFPC received $14,416 and $24,291 in co-administration fees with respect to the International Equity Portfolio
and  Small  Company  Growth   Portfolio,   respectively,   and voluntarily
waived $5,665 and $5,289 of such fees, respectively.

Custodian and Transfer Agent

                  PNC Bank, National Association ("PNC") serves as custodian of each Portfolio's U.S. assets, State Street Bank and Trust Company ("State Street") serves as custodian of the International Equity and Small Company Growth Portfolios' non-U.S. assets and Fiduciary Trust Company International ("Fiduciary") serves as custodian of the Post-Venture Capital Portfolio's non-U.S. assets pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PNC, State Street and Fiduciary each (i) maintains a separate account or accounts in the name of the relevant Portfolio, (ii) holds and transfers portfolio securities on account of the relevant Portfolio, (iii) makes receipts and disbursements of money on behalf of the relevant Portfolio, (iv) collects and receives all income and other payments and distributions on account of the relevant Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Trust's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Trust to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Trust and upon the satisfaction of certain other conditions. With the approval of the Board, State Street and Fiduciary are authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the Portfolios. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of Fiduciary is Two World Trade Center, New York, New York 10048.

                  State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Trust

                  The Trust was organized as an unincorporated Massachusetts business trust under the name "Warburg, Pincus Trust."

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the

Trust or a Trustee. The Declaration of Trust provides for indemnification from a Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that Warburg believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                  All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  As described in the Prospectus, shares of the Portfolios may not be purchased or redeemed by individual investors directly may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The offering price of each Portfolio's shares is equal to its per share net asset value. Additional information on how to purchase and redeem a Portfolio's shares and how such shares are priced is included in the Prospectus under "Net Asset Value."

                  Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                    ADDITIONAL INFORMATION CONCERNING TAXES

                  The discussion set out below of tax considerations generally affecting the Trust and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

                  Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Portfolio will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Portfolio must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to its business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Portfolio's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Portfolio may be restricted in the selling of securities held by the Portfolio for less than three months and in the utilization of certain of the investment techniques described above and in the Trust's Prospectus. As a regulated investment company, a Portfolio will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolio's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Portfolios expect to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

                  In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, each Portfolio will be
required  to  diversify  its   investments  so  that  on  the  last  day of each
calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. While a Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

                  A Portfolio's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio, defer Portfolio losses and cause the Portfolio to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Portfolio nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Portfolio will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Portfolio will continue to qualify as a regulated investment company.

                  As described in the Prospectus, because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.

Investment in Passive Foreign Investment Companies

                  If a Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed by the Portfolio to its shareholders, the Variable Contracts and Plans. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on the Portfolio with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

                  A Portfolio may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio.

                  On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of a Portfolio is unclear. If the Portfolio is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to-market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to the Portfolio. Recently proposed legislation would codify the mark-to-market election for regulated investment companies.

                         DETERMINATION OF PERFORMANCE

                  From time to time,   a Portfolio  may  quote its total  return
in advertisements or in reports and other communications to shareholders. The actual total return of the International Equity Portfolio for the fiscal period ended December 31, 1995 (since June 30, 1995 inception) was 7.30% (7.11% without waivers) (14.91% and 14.50%, respectively, on an annualized basis), and the actual total return of the Small Company Growth Portfolio for the fiscal period ended December 31, 1995 (since June 30, 1995 inception) was 25.10% (25.00% without waivers) (55.56% and 55.31%, respectively, on an annualized basis). Total return is calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)[*GRAPHIC OMITTED-SEE FOOTNOTE BELOW] = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion

------------------------------
* The expression (1 + T) is being raised to the nth power.

thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

                  A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

                  A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan, which would reduce the returns described in this section. See the Prospectus, "Performance."

                  The International Equity Portfolio intends to diversify its assets among countries, and in doing so, would expect to be able to reduce the risk arising from economic problems affecting a single country. Warburg also believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments.

                  To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International
(EAFE) Europe, Australia and Far East Index (the "MS-EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S & P 500 Index") in 14 of the last 23 years. The following table compares annual total returns of the MS-EAFE Index and the S & P 500 Index for the calendar years shown.

                        MS-EAFE Index vs. S&P 500 Index
                                1972 - 1995
                            Annual Total Return+

         Year               MS-EAFE Index          S&P 500 Index
         ----               -------------          -------------
         1972*                   33.28                 14.43
         1973*                  -16.82                -18.85
         1974*                  -25.60                -30.96
         1975*                   31.21                 27.81
         1976                     -.36                 18.27
         1977*                   14.61                 -9.64
         1978*                   28.92                  5.01
         1979                     1.82                  9.02
         1980                    19.01                 27.71
         1981*                   -4.85                -10.17
         1982                    -4.63                 14.80
         1983*                   20.91                 13.93
         1984*                    5.02                 -1.22
         1985*                   52.97                 29.45
         1986*                   66.80                 14.97
         1987*                   23.18                   .26
         1988*                   26.66                  8.61
         1989                     9.22                 28.81
         1990                   -24.71                 -8.24
         1991                    10.19                 27.94
         1992                   -13.89                  4.43
         1993*                   30.49                  7.22
         1994*                    6.24                 -1.34
         1995                     9.42                 34.71

-----------------
+  Without reinvestment of dividends.

* The MS-EAFE Index has outperformed the S&P 500 Index 15 out of the last 24 years.

Source:  Morgan Stanley Capital International; Bloomberg Financial Markets

                  The quoted performance information shown above is not intended to indicate the future performance of the International Equity Portfolio. Advertising or supplemental sales literature relating to the Portfolio may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Portfolio differs from the MS-EAFE Index in composition.

                      INDEPENDENT ACCOUNTANTS AND COUNSEL

                  Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. The financial statements for the Portfolios that appear in this Statement of Additional Information have been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for the Trust as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

                                 MISCELLANEOUS

                  As of January 31, 1996, the name, address and percentage ownership of each person that owned of record 5% or more of a Portfolio's outstanding shares were as follows: Nationwide Life Insurance Company ("Nationwide"), on behalf of its separate account Nationwide Variable Account II, c/o IPO Portfolio Accounting, P.O. Box 182029, Columbus, OH 43218-2029 -- 97.29% (International Equity Portfolio) and 96.56% (Small Company Growth Portfolio). Nationwide is not the beneficial owner of these shares.

                             FINANCIAL STATEMENTS

                  The Trust's audited annual report dated December 31, 1995 and unaudited semiannual report dated June 30, 1996, which either accompany this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, are incorporated herein by reference with respect to all information regarding the International Equity Portfolio and the Small Company Growth Portfolio included therein. The Trust will furnish without charge a copy of the annual report and the semiannual report upon request by calling Warburg Pincus Funds at (800) 369-2728.

                  The unaudited statement of assets and liabilities for the Post-Venture Capital Portfolio dated as of April 17, 1996 accompanies this Statement of Additional Information.

                                   APPENDIX

                            DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

         To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

         To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The following summarizes the ratings used by Moody's for corporate bonds:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "Baa". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                             WARBURG PINCUS TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                             as of April 17, 1996




                                                               Post-Venture
                                                                  Capital
                                                                 Portfolio
Assets:                                                        ------------
                  Cash                                               0
                  Deferred Organizational Costs                      0
                                                                     -
                  Total Assets                                       0

Liabilities:                                                         0
                  Net Assets                                         0

Net Asset Value, Redemption and Offering:
                  Price Per Share (1 billion shares
                  classified for the Emerging Markets
                  Portfolio  -  $.001  par  value)
                  applicable to 1 share outstanding.


                                                                $10.00
                                                                 -----